                                                                   EXHIBIT 99.30

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

Ocean Development Co. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
--------------------------------
Nicholas J. Davison
Senior Vice President



/s/ Randall L. Talcott
----------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to December Monthly Operating Report

21-Jan-02       Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
3:06 PM                        Ocean Development Co.
Summary                       Case No: 01-10972 (EIK)                  UNAUDITED
Ocean Development Co.       For Month Of December, 2001

                                                  Balances
                                    ------------------------------------      Receipts &          Bank
                                       Opening                Closing         Disbursements       Statements         Account
Account                             As Of 12/01/01        As Of 12/31/01      Included            Included           Reconciled
-------                             --------------        --------------      -------------       -----------        ----------
Ocean Development Co.                  46,234.25                 0.00            Yes              No - Not           Yes
City National Bank                                                                                Concentration
Account # - 1604832                                                                               Account

CDC Disbursements                      62,588.98                 0.00            Yes              No - Not           Yes
LaSalle Bank                                                                                      Concentration
Account # - 5800156167                                                                            Account

CDC Disbursements                      13,784.74             8,265.77            Yes              No - Not           Yes
LaSalle Bank                                                                                      Concentration
Account # - 5800156175                                                                            Account

Ocean Development Co.                       0.00                 0.00            No -             Not A Bank         No
Petty Cash                                                                       No Activity      Account            No Activity

20-Jan-02                      Receipts & Disbursements           Attachment 2-1
 9:02 AM                         Ocean Development Co.
R&D - City National             Case No: 01-10972 (EIK)                UNAUDITED
Ocean Development Co.             City National Bank
                                 Ocean Development Co.
                                  Account # - 1604832
                             1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
                                   46,234.25

Receipts

                                  ----------
                                        0.00          Total Receipts

Disbursements
                                  (46,234.25)         Check - To AMCV Cruise Operations, Inc. -
                                                       First Union - Master Cash - Account (2090002602362)

                                  ----------
                                  (46,234.25)         Total Disbursements


 Closing Balance- 31 Dec 01
                                        0.00

20-Jan-02                    Receipts & Disbursements             Attachment 2-2
 9:18 AM                       Ocean Development Co.
R&D - LaSalle                 Case No: 01-10972 (EIK)                  UNAUDITED
ODC Disbursements                    LaSalle
                                ODC Disbursements
                              Account # - 5800156167
                          1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
                                   62,588.98

Receipts

                                  ----------
                                        0.00          Total Receipts


Disbursements
                                  (62,588.98)         To The Delta Queen Steamboat Co. - Hibernia -
                                                       Master Cash - Account (812-395-335)

                                  ----------
                                  (62,588.98)         Total Disbursements


Closing Balance - 31 Dec 01
                                        0.00

20-Jan-02                    Receipts & Disbursements             Attachment 2-3
 9:33 AM                       Ocean Development Co.
R&D -LaSalle                  Case No: 01-10972 (EIK)                  UNAUDITED
ODC Payroll                          LaSalle
                                   ODC Payroll
                              Account # - 5800156175
                          1 December 01 - 31 December 01

Opening Balance - 1 Dec 01
                                   13,784.74


Receipts

                                   ---------
                                    3,000.00          From American Classic Voyages Co. - LaSalle -
                                                       Payroll - Account (2369368)


                                    3,000.00          Total Receipts


  Disbursements
                                   (8,518.97)         Payroll

                                   ---------
                                   (8,518.97)        Total Disbursements


Closings Balance - 31 Dec 0.1

                                    8,265.77

20-Jan-02                   Concentration & Investment Account Statements       Attachment 3
 12:41 PM                                 Ocean Development Co.
Summary                                  Case No: 01-10972 (EIK)
Ocean Development Co.                   For Month Of December, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                                                                                                 Page: 26
                           Invoice
Invoice Number             Date         Curr       Amount       Remaining Amount       Invoice Description
--------------             --------     ----    ----------      ----------------       -------------------
                                                ----------      ----------------
Total for Supplier:                                 174.02             174.02
                                                ----------      ----------------

Supplier Name:        WORLD WIDE TRAVEL INC #3551

448 335059                 31-DEC-O1    USD         280.00             280.00          WERMUTH COMM
                                                ----------      ----------------
Total for Supplier:                                 280.00             280.00

Supplier Name:        YOLA'S WORLD TVL INC #7823

444 335274                 30-NOV-O1    USD         357.50             357.50          TANNENBAUM COMM
                                                ----------      ----------------
Total for Supplier:                                 357.50             357.50

Supplier Name:        YOUR TRAVEL CENTER/CWT #1856

451 311774                 31-DEC-O1    USD         345.60             345.60          GOOLEY COMM
                                                ----------      ----------------
Total for Supplier:                                 345.60             345.60

                                                ----------      ----------------
Total for Liability Account:                    176,399.68         171,245.54

Liability Account: 61-000-220001-00000

Supplier Name:       AUTOMATIC DATA PROCESSING

510163                     30-NOV-O1    USD           4.00               4.00
510042                     30-NOV-O1    USD          26.39              26.39
510486                     30-NOV-01    USD         721.50             721.50
510445                     30-NOV-O1    USD          14.73              14.73
509895                     30-NOV-01    USD          69.32              69.32
510422                     30-NOV-01    USD           6.00               6.00
509899                     30-NOV-O1    USD          22.68              22.68
509628                     30-NOV-O1    USD         113.59             113.59
                                                ----------      ----------------
Total for Supplier:                                 978.21             978 21

Supplier Name:       BSFS

31605495A                  18-DEC-O1    USD       1,018.12           1,018.12
                                                ----------      ----------------
Total for Supplier:                               1,018.12           1,018.12

                                                                                                 Page: 27
                           Invoice
Invoice Number             Date         Curr       Amount       Remaining Amount       Invoice Description
--------------             --------     ----    ----------      ----------------       -------------------
Total for Liability Account:                      1,996.33           1,996.33
                                                ==========      ================
Total for Report:                               178,396.01         173,241.87

                                                                    Attachment 4

                           AMCV US SET OF BOOKS         Date: 21-JAN-02 18:34:06
                             INCOME STATEMENT                            Page: 1
                         Current Period: DEC-O1

Currency USD
Company=61 (ODC)

                                                                      PTD-Actual
                                                                      DEC-O1
                                                                      ----------
Revenue
  Gross Revenue                                                          0.00
  Allowances                                                             0.00
                                                                      ----------
  Net Revenue                                                            0.00

Operating Expenses
  Air                                                                    0.00
  Hotel                                                                  0.00
  Commissions                                                            0.00
  Onboard Expenses                                                       0.00
  Passenger Expenses                                                     0.00
  Vessel Expenses                                                        0.00
  Layup/Drydock Expense                                                  0.00
  Vessel Insurance                                                       0.00
                                                                      ----------
  Total Operating Expenses                                               0.00

                                                                      ----------

  Gross Profit                                                           0.00
SG&A Expenses
   Sales & Marketing                                                     0.00
   Pre-Opening Costs                                                     0.00

                                                                      ----------
Total SG&A Expenses                                                      0.00

                                                                      ----------
   EBITDA                                                                0.00
   Depreciation                                                          0.00
   Operating Income                                                      0.00
   Other Expense/(Income)
   Interest income                                                       0.00
   Interest Expense                                                      0.00
   Equity in Earnings for Sub                                            0.00

                                                                      ----------
   Total Other Expense/(Income)                                          0.00

                                                                      ----------
   Net Pretax Income/(Loss)                                              0.00

                                                                      ----------
   Income Tax Expense                                                    0.00

                                                                      ----------
   Net Income/(Loss)                                                     0.00

                                                                      ----------

                                                                    Attachment 5

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 19:00:13
                                 BALANCE SHEET                           Page: 1
                             Current Period: DEC-01

Currency USD
Company=61 (ODC)

                                                       YTD-Actual                 YTD-Actual
                                                       DEC-O1                     OCT-01
                                                       ---------------            -----------------
ASSETS

    Cash and Equivalent                                     8,265.77                    118,106.14

    Restricted Cash                                             0.00                          0.00

    Marketable Securities                                       0.00                          0.00

    Accounts Receivable                                         0.00                    151,000.00

    Inventories                                                 0.00                          0.00

    Prepaid Expenses                                            0.00                      2,428.25

    Other Current Assets                                        0.00                     12,086.31

                                                       ---------------            -----------------
        Total Current Assets                                8,265.77                    283,620.70

    Fixed Assets                                                0.00                    475,030.49

    Accumulated Depreciation                                    0.00                   (200,064.63)

                                                       ---------------            -----------------
        Net Fixed Assets                                        0.00                    274,965.86

    Net Goodwill                                                0.00                          0.00

    Intercompany Due To/From                             (384,586.98)                  (661,080.60)

    Net Deferred Financing Fees                                 0.00                          0.00

    Net Investment in Subsidiaries                              0.00                          0.00

    Other Non Current Assets                                    0.00                          0.00

                                                       ---------------            -----------------
        Total Other Assets                               (384,586.98)                  (661,080.60)

                                                       ---------------            -----------------
        Total Assets                                     (376,321.21)                  (102,494.04)

                                                       ---------------            -----------------

                                                                  Attachment 5-2

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 19:00:13
                                 BALANCE SHEET                           Page: 2
                             Current Period: DEC-01

Currency USD
Company=61 (ODC)

                                                       YTD-Actual                 YTD-Actual
                                                       DEC-O1                     OCT-01
                                                       ---------------            -----------------
LIABILITIES

         Accounts Payable                                  1,996.33                    8,352.05

         Accrued Liabilities                               4,455.57                    4,455.57

         Deposits                                              0.00                        0.00

                                                       ---------------            -----------------
                Total Current Liabilities                  6,451.90                   12,807.62

         Long Term Debt                                        0.00                        0.00

         Other Long Term Liabilities                           0.00                        0.00

                                                       ---------------            -----------------
                Total Liabilities                          6,451.90                   12,807.62

OTHER
          Liabilities Subject to Compromise                8,352.05                        0.00

                                                       ---------------            -----------------
                 Total Other                               8,352.05                        0.00

OWNER'S EQUITY

          Common Stock                                         1.00                        1.00

          Add'1 Paid In Capital                               99.00                       99.00

          Current Net Income (Loss)                     (310,747.11)                 (34,923.61)

          Retained Earnings                              (80,478.05)                 (80,478.05)

                                                       ---------------            -----------------
                  Total Owner's Equity                  (391,125.16)                (115,301.66)

                                                       ---------------            -----------------
                  Total Liabilities & Other &           (376,321.21)                (102,494.04)

                                                       ---------------            -----------------

Ocean Development Co.                                              Attachment 6
Case #: 01-10972

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                                    BEGINNING                                         ENDING
AFFILIATE NAME                                   CASE NUMBER         BALANCE          DEBITS        CREDITS           BALANCE
--------------                                   -----------    ---------------     ----------     ---------      ---------------
American Classic Voyages Co.                     01-10954       (206,437,497.45)     63,108.73      5,563.84      (206,379,952.56)
AMCV Cruise Operations, Inc.                     01-10967         (1,610,427.18)     48,238.93      2,516.25        (1,564,704.50)
The Delta Queen Steamboat Co.                    01-10970         (2,218,293.41)            --      2,711.10        (2,221,004.51)
Great Pacific NW Cruise Line, L.L.C.             01-10977         24,185,738.20             --            --        24,185,738.20
Cruise America Travel, Incorporated              01-10966            (15,996.19)            --            --           (15,996.19)
Cape Cod Light, L.L.C.                           01-10962         13,144,319.67      10,338.35      6,006.06        13,148,651.96
Cape May Light, L.L.C.                           01-10961         14,604,767.22             --            --        14,604,767.22
Project America, Inc.                            N/A                (121,769.93)            --            --          (121,769.93)
Oceanic Ship Co.                                 N/A              16,588,600.15             --            --        16,588,600.15
Project America Ship I, Inc.                     N/A              88,769,222.33             --            --        88,769,222.33
Project America Ship II, Inc.                    N/A              53,764,959.91             --            --        53,764,959.91
Cat II, Inc. (Footnote #  )                      01-10968           (361,750.01)            --            --          (361,750.01)
Great Hawaiian Properties Corporation            01-10971           (780,707.24)            --            --          (780,707.24)
Cat II, Inc.                                     01-10968               (641.81)            --            --              (641 81)
                                                                -----------------------------------------------------------------
                                                                    (489,475.74)    121,686.01     16,797.25          (384,586 98)
                                                                =================================================================

                              Ocean Development Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001


                                  Attachment 7


                                 Not Applicable

                              Ocean Development Co.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December I, 2001 thru December 31, 2001


                                  Attachment 8


                                 Not Applicable

DEBTOR: OCEAN DEVELOPMENT CO.                        CASE NUMBER: 01-10972 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Excludes $187,057.12 of costs capitalized to ship construction projects during the period. Amounts should have remained in Debtor income statement as expenses, and will be adjusted accordingly in January 2002 financial statements.